UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

TONIX PHARMACEUTICALS HOLDING CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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 TONIX PHARMACEUTICALS HOLDING CORP.

509 Madison Avenue, Suite 306

New York, New York 10022

Telephone:  (212) 980-9155

[*], 2013

Dear Shareholders:

You are cordially invited to attend the 2013 Annual Meeting of Shareholders of Tonix Pharmaceuticals Holding Corp. (the “Company”). The meeting will be held at 10:00 a.m., local time, on [*], 2013, at the offices of Sichenzia Ross Friedman Ference LLP at 61 Broadway, 32nd Floor, New York, New York 10006. Enclosed are the official notice of this meeting, a proxy statement, a form of proxy and the Annual Report on Form 10-K for the year ended December 31, 2012.

At this meeting you will be asked to consider the following proposals:

1.          To elect the eight director nominees named in the Proxy Statement to hold office until the next annual meeting of shareholders;

2.          To ratify the appointment of EisnerAmpher LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

3.          To grant discretionary authority to the Company’s board of directors to (A) amend the Articles of Incorporation of the Corporation to effect one or more consolidations of the issued and outstanding shares of common stock, pursuant to which the shares of common stock would be combined and reclassified into one share of common stock at a ratio within the range from 1-for-2 up to 1-for-25 (the “Reverse Stock Split”) and (B) determine whether to arrange for the disposition of fractional interests by shareholder entitled thereto, to pay in cash the fair value of fractions of a share of common stock as of the time when those entitled to receive such fractions are determined, or to entitle shareholder to receive from the Corporation's transfer agent, in lieu of any fractional share, the number of shares of common stock rounded up to the next whole number, provided that, (X) that the Corporation shall not effect Reverse Stock Splits that, in the aggregate, exceeds 1-for-25, and (Y) any Reverse Stock Split is completed no later than the first anniversary of the date of the annual meeting of shareholder;

4.          To approve the Tonix Pharmaceuticals Holding Corp. 2012 Amended and Restated Incentive Stock Option Plan, which increased the number of shares of the Company’s common stock reserved for issuance from 4,000,000 to 11,000,000;

5.          To approve, on an advisory basis, the compensation of the Company’s named executive officers;

6.          To recommend, on an advisory basis, a three-year frequency with which the Company should conduct future shareholder advisory votes on named executive officer compensation; and

7.          To act on such other matters as may properly come before the meeting or any adjournment there.

Please note that attendance at the Annual Meeting will be limited to shareholders of record at the close of business on April 1, 2013, and to guests of the Company.

If your shares are registered in your name and you plan to attend the Annual Meeting, please bring the enclosed ballot with you to the meeting.

If your shares are held by a broker, bank or other nominee and you plan to attend the meeting, please contact the person responsible for your account regarding your intention to attend the meeting so they will know how you intend to vote your shares at that time. Shareholders who do not expect to attend the 2013 Annual Meeting in person may submit their ballot to the Management of the Company at 509 Madison Avenue, Suite 306, New York, New York 10022.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Seth Lederman

Seth Lederman

Chief Executive Officer and Chairman of the Board of Directors

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TONIX PHARMACEUTICALS HOLDING CORP.

509 Madison Avenue, Suite 306

New York, New York 10022

Telephone:  (212) 980-9155

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of the shareholders of Tonix Pharmaceuticals Holding Corp. (the “Company”) will be held on [*], [*], 2013, at 10:00 a.m. local time at the offices of Sichenzia Ross Friedman Ference LLP at 61 Broadway, 32nd Floor, New York, New York 10006 for the purposes of:

1.          To elect the eight director nominees named in the Proxy Statement to hold office until the next annual meeting of shareholders;

2.          To ratify the appointment of EisnerAmpher LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

3.          To grant discretionary authority to the Company’s board of directors to (A) amend the Articles of Incorporation of the Corporation to effect one or more consolidations of the issued and outstanding shares of common stock, pursuant to which the shares of common stock would be combined and reclassified into one share of common stock at a ratio within the range from 1-for-2 up to 1-for-25 (the “Reverse Stock Split”) and (B) determine whether to arrange for the disposition of fractional interests by shareholder entitled thereto, to pay in cash the fair value of fractions of a share of common stock as of the time when those entitled to receive such fractions are determined, or to entitle shareholder to receive from the Corporation's transfer agent, in lieu of any fractional share, the number of shares of common stock rounded up to the next whole number, provided that, (X) that the Corporation shall not effect Reverse Stock Splits that, in the aggregate, exceeds 1-for-25, and (Y) any Reverse Stock Split is completed no later than the first anniversary of the date of the annual meeting of shareholder;

4.          To approve the Tonix Pharmaceuticals Holding Corp. 2012 Amended and Restated Incentive Stock Option Plan, which increased the number of shares of the Company’s common stock reserved for issuance from 4,000,000 to 11,000,000;

5.          To approve, on an advisory basis, the compensation of the Company’s named executive officers;

6.          To recommend, on an advisory basis, a three-year frequency with which the Company should conduct future shareholder advisory votes on named executive officer compensation; and

7.          To act on such other matters as may properly come before the meeting or any adjournment there.

Only shareholders of record at the close of business on April 1, 2013, will be entitled to attend and vote at the meeting. A list of all shareholders entitled to vote at the Annual Meeting, arranged in alphabetical order and showing the address of and number of shares held by each shareholder, will be available at the principal office of the Company during usual business hours, for examination by any shareholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof.  The proxy materials will be furnished to shareholders on or about [*], 2013.

Important Notice Regarding the Availability of Proxy Materials for the 2013 Annual Meeting of Shareholders to be held on [*], 2013:

The Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2012 are available at: ______________.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Seth Lederman

Seth Lederman

Chief Executive Officer and Chairman of the Board of Directors

[*], 2013

You are cordially invited to attend the meeting in person.  Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting.  A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience.  Even if you have voted by proxy, you may still vote in person if you attend the meeting.  Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

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TONIX PHARMACEUTICALS HOLDING CORP.

509 Madison Avenue, Suite 306

New York, New York 10022

Telephone:  (212) 980-9155

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON [*], [*], 2013

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of Tonix Pharmaceuticals Holding Corp. (the “Company”), for use at the Annual Meeting of the Company’s shareholders to be held at the offices of Sichenzia Ross Friedman Ference LLP at 61 Broadway, 32nd Floor, New York, New York 10006 on [*], 2013, at 10:00 a.m. local time and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to shareholders on or about [*], 2013.

REVOCABILITY OF PROXY AND SOLICITATION

Any shareholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

RECORD DATE

Shareholders of record at the close of business on April 1, 2013, will be entitled to receive notice of, attend and vote at the meeting.

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely,  Seth Lederman, our Chief Executive Officer, and Leland Gershell, our Chief Financial Officer, or either one of them who acts, will vote:

•	FOR the election of the eight director nominees named in the Proxy Statement to hold office until the next annual meeting of shareholders;

•	FOR ratification of the appointment of EisnerAmpher LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

•	FOR granting discretionary authority to the Company’s board of directors to (A) amend the Articles of Incorporation of the Corporation to effect one or more consolidations of the issued and outstanding shares of common stock, pursuant to which the shares of common stock would be combined and reclassified into one share of common stock at a ratio within the range from 1-for-2 up to 1-for-25 (the “Reverse Stock Split”) and (B) determine whether to arrange for the disposition of fractional interests by shareholder entitled thereto, to pay in cash the fair value of fractions of a share of common stock as of the time when those entitled to receive such fractions are determined, or to entitle shareholder to receive from the Corporation's transfer agent, in lieu of any fractional share, the number of shares of common stock rounded up to the next whole number, provided that, (X) that the Corporation shall not effect Reverse Stock Splits that, in the aggregate, exceeds 1-for-25, and (Y) any Reverse Stock Split is completed no later than the first anniversary of the date of the annual meeting of shareholder;

•	FOR approval of the Tonix Pharmaceuticals Holding Corp. 2012 Amended and Restated Incentive Stock Option Plan;

•	FOR approval of the executive compensation of the Company’s named executive officers;

•	FOR approval of a three-year frequency with which the Company should conduct future shareholder advisory votes on named executive officer compensation; and

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•	According to their discretion, on the transaction of such other matters as may properly come before the meeting or any adjournment there.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause any nominee to be unavailable.

WHO IS ENTITLED TO VOTE; VOTE REQUIRED; QUORUM

We anticipate that as of April 1, 2013, there will be [*] shares of common stock issued and outstanding, which constitutes all of the outstanding capital stock of the Company.  Shareholders are entitled to one vote for each share of common stock held by them.

Thirty-three and one-third percent (33.33%) of the outstanding shares, or [*] shares, present in person or represented by proxy, will constitute a quorum at the meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take shareholder action, shareholders of record who are present at the Annual Meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered shareholders who are present and entitled to vote and are counted towards the quorum.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, only the proposal to elect directors at this meeting is considered a “non-routine” matter, and brokers are entitled to vote uninstructed shares with respect to all proposals except for the election of directors.

Determination of whether a matter specified in the Notice of Annual Meeting of Shareholders has been approved will be determined as follows:

•	Those persons will be elected directors who receive a plurality of the votes cast at the Meeting in person or by proxy and entitled to vote on the election. Accordingly, abstentions or directions to withhold authority will have no effect on the outcome of the vote;

•	The affirmative vote of the holders of a majority of the total outstanding shares as of the record date is necessary to approve the granting of discretionary authority to effectuate the Reverse Stock Split; and

•	For each other matter specified in the Notice of Annual Meeting of Shareholders, the affirmative vote of a majority of the shares of common stock present at the meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present in person or by proxy and entitled to vote and, therefore, will have the effect of a vote against the matter. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

Directions to withhold authority to vote for directors, abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because the Board of Directors of Tonix Pharmaceuticals Holding Corp. (sometimes referred to as the “Company,” “Tonix,” “we” or “us”) is soliciting your proxy to vote at the 2013 Annual Meeting of Shareholders.  According to our records, you were a shareholder of the Company as of the end of business on April 1, 2013.

 You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement.  However, you do not need to attend the meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card.

The Company intends to mail these proxy materials on or about [*], 2013 to all shareholders of record on April 1, 2013 (the “Record Date”) entitled to vote at the Annual Meeting.

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What is included in these materials?

These materials include:

•    this proxy statement for the Annual Meeting; and

•   the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2012, as filed with the SEC on March 11, 2013.

What is the proxy card?

The proxy card enables you to appoint Seth Lederman, our Chief Executive Officer, and Leland Gershell, our Chief Financial Officer, as your representative at the Annual Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting.

When and where is the 2013 Annual Meeting being held?

The 2013 Annual Meeting will be held on [*], [*], 2013 commencing at 10:00 A.M., local time, at the offices of Sichenzia Ross Friedman Ference LLP at 61 Broadway, 32nd Floor, New York, New York 10006.

Can I view these proxy materials over the Internet?

Yes.  The Notice of Meeting, this Proxy Statement and accompanying proxy card and our Annual Report on Form 10-K for the year ended December 31, 2012 are available at  ______________ .

Who can vote at the Annual Meeting?

Only shareholders of record at the close of business on April 1, 2013 will be entitled to vote at the Annual Meeting.  We anticipate that on this record date, there will be [*] shares of common stock outstanding and entitled to vote.

The 2013 Annual Meeting will begin promptly at 10:00 A.M., local time.  Check-in will begin one-half hour prior to the meeting.  Please allow ample time for the check-in procedures.

Shareholder of Record: Shares Registered in Your Name

If on April 1, 2013 your shares were registered directly in your name with Tonix’s transfer agent, VStock Transfer, LLC, then you are a shareholder of record.  As a shareholder of record, you may vote in person at the meeting or vote by proxy.  Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on April 1, 2013, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, rather than in your name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization.  The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares in your account.  You are also invited to attend the 2013 Annual Meeting.  However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The following matters are scheduled for a vote:

1.          To elect the eight director nominees named in the Proxy Statement to hold office until the next annual meeting of shareholders;

2.          To ratify the appointment of EisnerAmpher LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

3.          To grant discretionary authority to the Company’s board of directors to (A) amend the Articles of Incorporation of the Corporation to effect one or more consolidations of the issued and outstanding shares of common stock, pursuant to which the shares of common stock would be combined and reclassified into one share of common stock at a ratio within the range from 1-for-2 up to 1-for-25 (the “Reverse Stock Split”) and (B) determine whether to arrange for the disposition of fractional interests by shareholder entitled thereto, to pay in cash the fair value of fractions of a share of common stock as of the time when those entitled to receive such fractions are determined, or to entitle shareholder to receive from the Corporation's transfer agent, in lieu of any fractional share, the number of shares of common stock rounded up to the next whole number, provided that, (X) that the Corporation shall not effect Reverse Stock Splits that, in the aggregate, exceeds 1-for-25, and (Y) any Reverse Stock Split is completed no later than the first anniversary of the date of the annual meeting of shareholder;

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4.          To approve the Tonix Pharmaceuticals Holding Corp. 2012 Amended and Restated Incentive Stock Option Plan, which increased the number of shares of the Company’s common stock reserved for issuance from 4,000,000 to 11,000,000;

5.          To approve, on an advisory basis, the compensation of the Company’s named executive officers;

6.          To recommend, on an advisory basis, a three-year frequency with which the Company should conduct future shareholder advisory votes on named executive officer compensation; and

7.          To act on such other matters as may properly come before the meeting or any adjournment there.

The Board of Directors is not currently aware of any other business that will be brought before the 2013 Annual Meeting.

How do I vote?

You may vote “For” all the nominees to the Board of Directors, you may “Withhold” your vote for all nominees or you may vote “For” all nominees except for any nominee(s) you specify.  For the other matters to be voted on, you may vote “For” or “Against” or abstain from voting.  The procedures for voting are fairly simple:

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record as of the Record Date, you may vote in person at the 2013 Annual Meeting or vote by proxy using the enclosed proxy card.  Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the meeting and vote in person even if you have already voted by proxy.

•	To vote in person, come to the Annual Meeting and we will give you a ballot when you arrive. You should be prepared to present photo identification for admittance. A list of shareholders eligible to vote at the Annual Meeting will be available for inspection at the 2013 Annual Meeting and for a period of ten days prior to the Annual Meeting during regular business hours at our principal executive offices, which are located at 509 Madison Avenue, Suite 306, New York, New York 10022.

•	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your completed and signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received voting instructions with these proxy materials from that organization rather than from us.   Simply complete and mail your voting instructions as directed by your broker or bank to ensure that your vote is counted.   Alternatively, you may be able to vote by telephone or over the Internet by following instructions provided by your broker or bank.  To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent.  Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the Record Date.

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What is a quorum for purposes of conducting the 2013 Annual Meeting?

The presence, in person or by proxy, of the holders of thirty-three and one-third percent (33.33%) of the issued and outstanding common stock, or [*] shares, entitled to vote at the meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” the election of each of the eight (8) nominees for director, “FOR” the ratification of EisnerAmpher LLP as independent registered public accountants of the Company for its fiscal year ending December 31, 2013, “FOR” granting discretionary authority to the board of directors to effectuate the Reverse Stock Split, “FOR” approval of the Tonix Pharmaceuticals Holding Corp. 2012 Amended and Restated Incentive Stock Option Plan, “FOR” approval of the executive compensation of the Company’s named executive officers, “FOR” approval of a three-year frequency with which the Company should conduct future shareholder advisory votes on named executive officer compensation, and “FOR ” approval of any adjournment of the 2013 Annual Meeting, if necessary or appropriate, to transact such other business as may properly come before the meeting and all adjournments and postponements thereof; and if any other matter is properly presented at the meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares “FOR” the election of each of the eight (8) nominees for director, “FOR” the ratification of EisnerAmpher LLP as independent registered public accountants of the Company for its fiscal year ending December 31, 2013, “FOR” granting discretionary authority to the board of directors to effectuate the Reverse Stock Split, “FOR” approval of the Tonix Pharmaceuticals Holding Corp. 2012 Amended and Restated Incentive Stock Option Plan, “FOR” approval of the executive compensation of the Company’s named executive officers, and “FOR” approval of a three-year frequency with which the Company should conduct future shareholder advisory votes on named executive officer compensation.  Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Company's Board of Directors as set forth in this Proxy Statement.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies.   In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication.   Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation.   We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts.   Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another Tonix Pharmaceuticals Holding Corp. shareholder. Why has our household only received one set of proxy materials?

The SEC’s rules permit us to deliver a single set of proxy materials to one address shared by two or more of our shareholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to shareholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any shareholder at that address. However, any such street name holder residing at the same address who wishes to receive a separate copy of the proxy materials may make such a request by contacting the bank, broker or other holder of record, or Broadridge Financial Solutions, Inc. at (800) 542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717. Street name holders residing at the same address who would like to request householding of Company materials may do so by contacting the bank, broker or other holder of record or Broadridge at the phone number or address listed above.

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Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting.   If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date;

•	You may send a timely written notice that you are revoking your proxy to the Company at 509 Madison Avenue, Suite 306, New York, New York 10022, Attn: Chief Financial Officer; or

•	You may attend the Annual Meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.”  Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares.   If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters.  Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of shareholders.

Our election of directors (Proposal No. 1) is considered to be a “non-routine” matter and as a result, brokers or nominees cannot vote your shares on this proposal in the absence of your direction.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count “For,” “Withhold” and “Against” votes, abstentions and broker non-votes.  Abstentions will not have an effect on, or be counted towards the vote totals for, each of the other proposals.  The election of the Company’s directors is the only non-routine proposal on which the Company expects that brokers or other nominees will not be entitled to vote without receiving instructions from the record holder of the applicable shares of common stock.  Accordingly, broker non-votes will result from this proposal, however, these will have no effect on or be counted towards the vote totals for any other proposals.

How many votes are needed to approve each proposal?

For the election of directors, each of the eight (8) nominees receiving “For” votes at the meeting in person or by proxy will be elected.  The affirmative vote of the holders of a majority of the total outstanding shares as of the record date is necessary to approve the Reverse Stock Split. Approval of all other matters requires the favorable vote of a majority of the votes cast on the applicable matter at the Annual Meeting in person or by proxy.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	as necessary to meet applicable legal requirements;

•	to allow for the tabulation and certification of votes; and

•	to facilitate a successful proxy solicitation.

Occasionally, shareholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting.   Final voting results will be discussed in a Form 8-K filed after the Annual Meeting.

Who can help answer my questions?

You can contact our corporate headquarters, at Tonix Pharmaceuticals Holding Corp., 509 Madison Avenue, Suite 306, New York, New York 10022, or by sending a letter to Leland Gerhsell, our Chief Financial Officer, with any questions about the proposal described in this proxy statement or how to execute your vote.

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PROPOSAL 1 — ELECTION OF DIRECTORS

Information about the Nominees

At the Annual Meeting, the shareholders will elect eight directors to serve until the next annual meeting of Shareholders or until their respective successors are elected and qualified. In the event any nominee is unable or unwilling to serve as a director at the time of the Annual Meeting, the proxies may be voted for the balance of those nominees named and for any substitute nominee designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board may be reduced in accordance with the Bylaws of the Company. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve as a nominee or as a director if elected.

Assuming a quorum is present, the seven nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as directors of the Company for the ensuing year. Unless marked otherwise, proxies received will be voted "FOR" the election of each of the seven nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. All of the director nominees currently serve as directors.

NAME	AGE	CURRENT POSITION

Seth Lederman	55	President, CEO and Chairman of the Board of Directors
Stuart Davidson	55	Director
Patrick Grace	56	Director
Donald W. Landry	58	Director
Ernest Mario	74	Director
Charles E. Mather IV	52	Director
John Rhodes	56	Director
Samuel Saks	58	Director

The following information with respect to the principal occupation or employment of each nominee for director, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominee's business experience during the past five years, as well as the specific experiences, qualifications, attributes and skills that have led the Board to determine that such Board members should serve on the Board of Directors, has been furnished to the Company by the respective director nominees:

Seth Lederman, MD became our President, Chief Executive Officer, Chairman of the Board and a Director in October 2011. Dr. Lederman founded Tonix Sub in June of 2007 and has acted as its Chairman of the Board of Directors since inception and as President since June 2010. Dr. Lederman has been the Chairman of Krele since its inception in August 2010. Since 1996, Dr. Lederman has been an Associate Professor at Columbia University. As an Assistant Professor at Columbia, Dr. Lederman discovered and characterized the CD40-ligand and invented therapeutic candidates to treat autoimmune diseases and transplant rejection. Dr. Lederman has been a Manager of L&L since 1996. In addition, Dr. Lederman has been the Managing Member of Seth Lederman Co, LLC since January 2007 and the Managing Member of Lederman & Co since 2002, both of which are biopharmaceutical consulting and investing companies. Dr. Lederman has also been the Managing Member of Targent since 2000, and Managing Member of Plumbline since 2002. Targent was a founder of Targent Pharmaceuticals Inc. on which Board of Directors Dr. Lederman served from inception in 2001 until the sale of its assets to Spectrum Pharmaceuticals Inc. in 2006. Between January 2007 and November 2008, Dr. Lederman was a Managing Partner of Konanda Pharma Partners, LLC, a Director of Konanda Pharma Fund I, LP, and a Managing Partner of Konanda General Partner, LLC, which were related private growth equity fund entities. As well, between January 2007 and November 2008, Dr. Lederman was Chairman of Validus Pharmaceuticals, Inc. and Fontus Pharmaceuticals, Inc., which were portfolio companies of the Konanda private growth equity fund. Since December 2011, Dr. Lederman has served as CEO and Chairman of Leder Laboratories Inc. and Starling Pharmaceuticals Inc, which are biopharmaceutical development companies. Since March 2013, Dr. Lederman has been the chairman of Leder Laboratories, Ltd., a wholly-owned subsidiary of Leder Laboratories Inc. Between 2006 and 2011, Dr. Lederman was a director of Research Corporation, a New York-based non-profit organization. Dr. Lederman received his BA degree in Chemistry from Princeton University in 1979 and his MD from Columbia University in 1983. Dr. Lederman has been a New York State licensed physician since 1985. Dr. Lederman’s significant experience with our patent portfolio and his experience as an entrepreneur, seed capital investor, fund manager, and director of start-up biopharmaceutical companies were instrumental in his selection as a member of the board of directors.

Stuart Davidson became a Director in October 2011. Between July 2010 and October 2011, Mr. Davidson served as a director of Tonix Sub. Since 2011, Mr. Davidson has been a Managing Director of Sonen Capital. Since 1994, Mr. Davidson has been a Managing Partner of Labrador Ventures. Prior to Labrador, Mr. Davidson founded and served as CEO of Combion, Inc., which was acquired by Incyte. He also served as President of Alkermes, Inc., a biotechnology company focused on drug delivery. Mr. Davidson received his Bachelor’s Degree from Harvard College in 1978 and his MBA from Harvard Business School in 1984. Mr. Davidson’s prior experience as a venture capital investor, entrepreneur, and biotechnology industry executive experience leading pharmaceutical companies was instrumental in his selection as a member of our board of directors.

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Patrick Grace became a Director in October 2011. Between June 2007 and October 2011, Mr. Grace served as a director of Tonix Sub. Mr. Grace was the co-founder of and has served as the Managing Partner of Apollo Philanthropy Partners, L.L.C. since October 2008. He has also been President of MLP Capital, Inc., New York, New York, an investment holding company, since 1996. Mr. Grace served in various senior management roles with W. R. Grace & Co. from 1977-1995, and was last President and CEO of Grace Logistics Services, Inc. From January 2002 to August 2002, Mr. Grace was also President and Chief Executive Officer of Kingdom Group, LLC (“Kingdom”), New York, New York (a provider of turnkey compressed natural gas fueling systems), and he was Executive Vice President of Kingdom from August 1999 to December 2000. Since 1996, he has been a director of Chemed Corporation. Mr. Grace was a liberal arts major at the University of Notre Dame and earned a MBA in finance from Columbia University. Mr. Grace’s extensive executive experience, along with his membership on the board of directors of a public company was instrumental in his selection as a member of our board of directors.

Donald W. Landry, MD, PhD became a Director in October 2011. Between June 2007 and October 2011, Dr. Landry served as a director of Tonix Sub. Dr. Landry has been a member of the faculty of Columbia University since 1986, and has served as the Samuel Bard Professor of Medicine, Chair of the Department of Medicine and Physician-in-Chief at New York Presbyterian Hospital/Columbia University since 2008. Dr. Landry was a co-founder and has been a member of L&L since 1996. Dr. Landry received his BS degree in Chemistry from Lafayette College in 1975, his PhD in Organic Chemistry from Harvard University in 1979 and his M.D. from Columbia University in 1983. Dr. Landry has been a New York State licensed physician since 1985. In 2008, Dr. Landry was awarded the Presidential Citizens Medal, the second-highest award that the President can confer upon a civilian. Dr. Landry’s significant medical and scientific background was instrumental in his selection as a member of the board of directors.

Ernest Mario, PhD became a Director in October 2011. Between September 2010 and October 2011, Dr. Mario served as a director of Tonix Sub. Dr. Mario is a former Deputy Chairman and Chief Executive of Glaxo Holdings plc and a former Chairman and Chief Executive Officer of ALZA Corporation. Since August 2007, Dr. Mario has served as the Chief Executive Officer and Chairman of Capnia, Inc., a privately held specialty pharmaceutical company in Palo Alto, CA.  From 2003 to 2007, he was Chairman and Chief Executive of Reliant Pharmaceuticals, Inc.  Dr. Mario is currently a Director of Boston Scientific Corp. (since 2001), Celgene Corp. (since 2007), Maxygen Inc. (since 2001), VIVUS Inc. (since 2012) and XenoPort Inc. (since 2012).   He is Chairman of the American Foundation for Pharmaceutical Education and serves as an advisor to The Ernest Mario School of Pharmacy at Rutgers University. In 2007, Dr. Mario was awarded the Remington Medal by the American Pharmacists’ Association, pharmacy’s highest honor. Dr. Mario received a PhD and an MS in physical sciences from the University of Rhode Island and a BS in pharmacy from Rutgers University. Dr. Mario brings to his service as a director his significant executive leadership experience, including his experience leading several pharmaceutical companies, as well as his membership on public company boards and foundations. He also has extensive experience in financial and operations management, risk oversight, and quality and business strategy.

Charles E. Mather IV became a Director in October 2011. Between April and October 2011, Mr. Mather served as a director of Tonix Sub. Mr. Mather has been the Head of Private and Alternative Capital and Co-Head of ECM at Janney Montgomery Scott since December 2009. Between October 2008 and December 2009, Mr. Mather served as an independent consultant to various securities firms. Between May 2007 and September 2008, Mr. Mather was the head of the Structured Equity Group at Jefferies Group Inc. Prior to that, Mr. Mather held various senior investment banking positions at Cowen and Company, including as Co-Head of the Private Equity Group. Mr. Mather received a BA in History from Brown University and an MBA in Finance from The Wharton School, University of Pennsylvania. Mr. Mather’s extensive experience as an investment banker was instrumental in his selection as a member of our board of directors.

John Rhodes became a Director in October 2011. Mr. Rhodes has served as director of the Center for Market Innovation at Natural Resources Defense Council since January 2012. Between October 2010 and October 2011, Mr. Rhodes served as a director of Tonix Sub. Mr. Rhodes has been a director of Dewey Electronics Company, a manufacturer of electronic and electromechanical systems for the military and commercial markets, since 2005. Between April 2007 and June 2010, Mr. Rhodes was a Senior Advisor to Good Energies, Inc., a renewable energy company. Mr. Rhodes is a former Vice President of Booz Allen Hamilton, Inc. Mr. Rhodes is a graduate of Princeton University and the Yale School of Management. Mr. Rhodes’ extensive business and consulting experience, along with his membership on the board of directors of a public company was instrumental in his selection as a member of our board of directors.

Samuel Saks, MD became a Director in May 2012. Between 2003 and April 2009, Dr. Saks was the chief executive officer and a director of Jazz Pharmaceuticals, Inc., a publicly-held biopharmaceutical company, which he co-founded in 2003. From April 2011 until February 2012, Dr. Saks served as interim Chief Medical Officer of Threshold Pharmaceuticals, a publicly-held biopharmaceutical company. From 2001 until 2003, Dr. Saks was company group chairman of ALZA Corporation and a member of the Johnson & Johnson Pharmaceuticals Operating Committee. From 1992 until 2001, Dr. Saks held various positions at ALZA, including Chief Medical Officer and Group Vice President, where he was responsible for clinical, regulatory and commercial activities. Previously, Dr. Saks held clinical research and development management positions with Schering-Plough, Xoma and Genentech. Dr. Saks formerly served as a scientific advisor to ArQule Pharmaceuticals, CMEA Ventures and ProQuest Investments. Dr. Saks is currently a Director of Auspex Pharmaceuticals, Inc. (since 2009), Depomed (since 2012), Bullet Biotechnology, Inc. (since 2012) and Velocity Pharmaceutical Development LLC (since 2011).  From September 2005 until October 2010, Dr. Saks served on the board of directors of Trubion Pharmaceuticals, a publicly-held biopharmaceutical company. Between September 2007 and July 2009, Dr. Saks served on the board of directors of Cougar Biotechnology, a publicly-held biopharmaceutical company. Dr. Saks has also served on the board of directors of Corixa, Coulter and Ribozyme. Dr. Saks is board certified in oncology and received a B.S. and an M.D. from the University of Illinois. Mr. Saks’ extensive scientific and medical expertise and experience in formulating partnering and business development strategies, including those involving larger pharmaceutical companies, was instrumental in his selection as a member of our board of directors.

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Directors serve until the next annual meeting of shareholders or until their successors are elected and qualified. Officers serve at the discretion of the Board of Directors.

Information About The Board Of Directors

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives and by reading the reports and other materials that we send them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and duly qualified unless the director resigns or by reasons of death or other cause is unable to serve in the capacity of director.

How often did the Board and the Board committees meet during fiscal 2012?

During fiscal 2012, the Board of Directors held five meetings and the Audit Committee held one meeting. The Board and Audit Committee also approved certain actions by unanimous written consent.

What committees has the Board established?

The Board of Directors has standing Audit, Compensation, and Governance and Nominating Committees. Information concerning the membership and function of each committee is as follows:

Board Committee Membership
Name	Audit Committee	Compensation Committee	Governance and Nominating Committee
Seth Lederman
Stuart Davidson		**
Patrick Grace	**
Donald W. Landry			*
Ernest Mario		*
Charles E. Mather IV	*		*
John Rhodes	*		**
Samuel Saks		*

  * Member of Committee

** Chairman of Committee

Audit Committee

Our Audit Committee consists of Patrick Grace, Charles Mather and John Rhodes, with Mr. Grace elected as Chairman of the Committee. Our Board of Directors has determined that each of Messrs. Grace, Mather and Rhodes are “independent” as that term is defined under applicable SEC rules and under the current listing standards of the NASDAQ Stock Market. Mr. Grace is our audit committee financial expert.

Our Audit Committee’s responsibilities include: (i) reviewing the independence, qualifications, services, fees, and performance of the independent auditors, (ii) appointing, replacing and discharging the independent auditor, (iii) pre-approving the professional services provided by the independent auditor, (iv) reviewing the scope of the annual audit and reports and recommendations submitted by the independent auditor, and (v) reviewing our financial reporting and accounting policies, including any significant changes, with management and the independent auditor. The Audit Committee has reviewed and discussed with management the Company’s audited financial statements for the year ended December 31, 2012.

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Compensation Committee

Our Compensation Committee consists of Stuart Davidson, Ernest Mario and Samuel Saks, with Mr. Davidson elected as Chairman of the Committee. Our Board of Directors has determined that all of the members are “independent” under the current listing standards of the NASDAQ Stock Market. Our Board of Directors has adopted a written charter setting forth the authority and responsibilities of the Compensation Committee.

Our Compensation Committee has responsibility for assisting the Board of Directors in, among other things, evaluating and making recommendations regarding the compensation of our executive officers and directors, assuring that the executive officers are compensated effectively in a manner consistent with our stated compensation strategy, producing an annual report on executive compensation in accordance with the rules and regulations promulgated by the SEC, periodically evaluating the terms and administration of our incentive plans and benefit programs and monitoring of compliance with the legal prohibition on loans to our directors and executive officers.

Governance and Nominating Committee

Our Governance and Nominating Committee consists of Donald Landry, Charles Mather and John Rhodes, with Mr. Rhodes elected as Chairman of the Committee. The Board of Directors has determined that all of the members are “independent” under the current listing standards of the NASDAQ Stock Market.

Our Governance and Nominating Committee has responsibility for assisting the Board in, among other things, effecting the organization, membership and function of the Board and its committees. The Governance and Nominating Committee shall identify and evaluate the qualifications of all candidates for nomination for election as directors. In addition, the Governance and Nominating Committee is responsible for developing, recommending and evaluating corporate governance standards and a code of business conduct and ethics.

Nomination of Directors

As provided in its charter and our company’s corporate governance principles, the Governance and Nominating Committee is responsible for identifying individuals qualified to become directors. The Governance and Nominating Committee seeks to identify director candidates based on input provided by a number of sources, including (1) the Governance and Nominating Committee members, (2) our other directors, (3) our shareholders, (4) our Chief Executive Officer or Chairman, and (5) third parties such as professional search firms. In evaluating potential candidates for director, the Nominating Committee considers the entirety of each candidate’s credentials.

Qualifications for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board of Directors. However, at a minimum, candidates for director must possess:

•	high personal and professional ethics and integrity;

•	the ability to exercise sound judgment;

•	the ability to make independent analytical inquiries;

•	a willingness and ability to devote adequate time and resources to diligently perform Board and committee duties; and

•	the appropriate and relevant business experience and acumen.

In addition to these minimum qualifications, the Governance and Nominating Committee also takes into account when considering whether to nominate a potential director candidate the following factors:

•	whether the person possesses specific industry expertise and familiarity with general issues affecting our business;

•	whether the person’s nomination and election would enable the Board to have a member that qualifies as an “audit committee financial expert” as such term is defined by the SEC in Item 401 of Regulation S-K;

•	whether the person would qualify as an “independent” director under the listing standards of the Nasdaq Stock Market;

•	the importance of continuity of the existing composition of the Board of Directors to provide long term stability and experienced oversight; and

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•	the importance of diversified Board membership, in terms of both the individuals involved and their various experiences and areas of expertise.

The Governance and Nominating Committee will consider director candidates recommended by shareholders provided such recommendations are submitted in accordance with the procedures set forth below. In order to provide for an orderly and informed review and selection process for director candidates, the Board of Directors has determined that shareholders who wish to recommend director candidates for consideration by the Governance and Nominating Committee must comply with the following:

•	The recommendation must be made in writing to the Corporate Secretary at Tonix Pharmaceuticals Holding Corp.;

•	The recommendation must include the candidate's name, home and business contact information, detailed biographical data and qualifications, information regarding any relationships between the candidate and the Company within the last three years and evidence of the recommending person's ownership of the Company’s common stock;

•	The recommendation shall also contain a statement from the recommending shareholder in support of the candidate; professional references, particularly within the context of those relevant to board membership, including issues of character, judgment, diversity, age, independence, expertise, corporate experience, length of service, other commitments and the like; and personal references; and

•	A statement from the shareholder nominee indicating that such nominee wants to serve on the Board and could be considered "independent" under the Rules and Regulations of the Nasdaq Stock Market and the SEC, as in effect at that time.

All candidates submitted by shareholders will be evaluated by the Governance and Nominating Committee according to the criteria discussed above and in the same manner as all other director candidates.

How are directors compensated?

Directors serve without compensation and without other fixed remuneration.  Directors are entitled to receive discretionary cash bonuses and stock options under our stock option plans as determined by the Board of Directors.  We reimburse our directors for expenses incurred in connection with attending Board meetings.

Code of Ethics

We have adopted a Code of Ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer.

Section 16(A) Beneficial Ownership Reporting Compliance

During the year ended December 31, 2012, we were governed under Section 15(d) of the Exchange Act. As a result, we were not required to file reports of executive officers and directors and persons who own more than 10% of a registered class of our equity securities pursuant to Section 16(a) of the Exchange Act.

The proxy holders intend to vote the shares represented by proxies for all of the board's nominees, except to the extent authority to vote for the nominees is withheld.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF ITS NOMINEES.

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PROPOSAL NO. 2 — RATIFICATION OF APPOINTMENT OF OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed the firm of EisnerAmpher LLP as the independent registered public accounting firm of the Company for the year ending December 31, 2013, subject to ratification of the appointment by the Company's shareholders. A representative of EisnerAmpher LLP is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

Review of the Company's audited financial statements for the fiscal year ended December 31, 2012

The Audit Committee met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit Committee also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114 (Codification of Statements on Auditing Standards, AU 380), as amended.

In addition, the Audit Committee discussed with the independent auditors the auditors' independence from the Company and its management, and the independent auditors provided to the Audit Committee the written disclosures and letter required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company's internal controls and financial reporting.

Based on the reviews and discussions referred to above, the Audit Committee approved the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2012, for filing with the SEC.

Audit Fees

The aggregate fees billed by our independent registered public accounting firm, for professional services rendered for the audit of our annual financial statements for the years ended December 31, 2012 and 2011, including review of our interim financial statements were $115,000 and $140,000, respectively.

Audit-Related Fees

We incurred fees to our independent registered public accounting firm of $32,730 and $80,333 for audit related fees during the fiscal years ended December 31, 2012 and 2011, respectively, which related to filings with the SEC related to our recent reverse merger.

Tax and Other Fees

We did not incur fees to our independent auditors for tax compliance services during the fiscal years ended December 31, 2012 and 2011.

Consistent with SEC policies and guidelines regarding audit independence, the Audit Committee is responsible for the pre-approval of all audit and permissible non-audit services provided by our principal accountants on a case-by-case basis. Our Audit Committee has established a policy regarding approval of all audit and permissible non-audit services provided by our principal accountants. Our Audit Committee pre-approves these services by category and service. Our Audit Committee has pre-approved all of the services provided by our principal accountants.

Recommendation

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF EISNERAMPHER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDED DECEMBER 31, 2013.

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PROPOSAL 3 —REVERSE SPLIT OF THE COMMON STOCK OF THE COMPANY

The Board of Directors is recommending that the Company’s shareholders approve an amendment to the Company’s Articles of Incorporation to effect a reverse stock split of our issued and outstanding common stock (the “Reverse Stock Split”), as described below.

The form of the amendment to the Company’s Articles of Incorporation to effect the Reverse Stock Split of our issued and outstanding common stock will be substantially as set forth on Appendix A. Approval of the proposal would permit (but not require) our Board of Directors to effect a reverse stock split of our issued and outstanding common stock by a ratio of not less than one-for-two and not more than one-for-twenty-five, with the exact ratio to be set at a whole number within this range as determined by our Board of Directors in its sole discretion, provided that the Board of Directors determines to effect the Reverse Stock Split and such amendment is filed with the Secretary of State of Nevada no later than one year after the date of our Annual Meeting. We believe that enabling our Board of Directors to set the ratio within the stated range will provide us with the flexibility to implement the Reverse Stock Split in a manner designed to maximize the anticipated benefits for our shareholders.  In determining a ratio, if any, following the receipt of shareholder approval, our Board of Directors may consider, among other things, factors such as:

•	the historical trading price and trading volume of our common stock;

•	the number of shares of our common stock outstanding;

•	the then-prevailing trading price and trading volume of our common stock and the anticipated impact of the Reverse Stock Split on the trading market for our common stock;

•	the listing requirements of any market or exchange the Company may consider applying to be listed upon;

•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

Our Board of Directors reserves the right to elect to abandon the Reverse Stock Split, including any or all proposed reverse stock split ratios, if it determines, in its sole discretion, that the Reverse Stock Split is no longer in the best interests of the Company and its shareholders.

Depending on the ratio for the Reverse Stock Split determined by our Board of Directors, no less than two and no more than 25 shares of existing common stock, as determined by our Board of Directors, will be combined into one share of common stock. Our Board of Directors will have the discretionary authority to determine whether to arrange for the disposition of fractional interests by holder entitled thereto, to pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or to entitle holders to receive from the Company transfer agent, in lieu of any fractional share, the number of shares rounded up to the next whole number. The amendment to our Articles of Incorporation to effect a Reverse Stock Split, if any, will include only the reverse split ratio determined by our Board of Directors to be in the best interests of our shareholders and all of the other proposed amendments at different ratios will be abandoned.

Reasons for the Reverse Stock Split

The Company’s primary reasons for approving and recommending the Reverse Stock Split are to make the Common Stock more attractive to certain institutional investors, which would provide for a stronger investor base and to increase the per share price of our common stock to the meet the listing requirements of The NASDAQ Stock Market.  The Company is contemplating the listing of its Common Stock on NASDAQ, although no definitive plans have been established to date.  No assurance can be given, however, even if the Reverse Stock Split is approved, that the Company’s Common Stock would be listed on NASDAQ or that the Company will be successful in attracting new investors to the Common Stock.

Since February 2009, the Company’s Common Stock has been quoted on the OTC Bulletin Board, although but it has never been listed on any national securities exchange. While the Company does currently satisfy some of the initial listing requirements to be listed on a national securities exchange, the per share market price of the Common Stock has been too low to meet initial listing requirements.  The Company is submitting the Reverse Stock Split proposal to its shareholders for approval with the primary intent of increasing the per share market price of its Common Stock to enhance the Company’s ability to meet the initial listing requirements of a national securities exchange, which the Company believes will make its Common Stock more attractive to a broader range of investors and enhance the trading market and liquidity of its Common Stock.  After careful consideration, the Board has concluded that positioning the Common Stock for potential listing on a national securities exchange is in the Company’s and shareholders’ best interests.   In order to be approved for listing on NASDAQ, the Company would need to meet the $4.00 per share minimum bid or closing price requirement.  As discussed below, the Reverse Stock Split should have the effect of increasing the market price of the Company’s Common Stock and the board anticipates fixing a specific ratio to target a post-split per share price of approximately $5.00.  Accordingly, for these and other reasons discussed below, the Company believes that effecting the Reverse Stock Split is in the Company’s and shareholders’ best interests.

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Reducing the number of outstanding shares of Common Stock should, absent other factors, increase the per share market price of the Common Stock, although the Company cannot provide any assurance that it will be able to meet or maintain a bid price over the minimum initial listing bid price requirement of NASDAQ or any other exchange.  Although the board has determined that it is in the Company’s and its shareholders’ best interests to position the Common Stock for potential listing on the NASDAQ or another stock exchange, the board may ultimately determine to not pursue any such listing.  There can be no assurance that if the Company were to make any such application, it would result in the listing of the Common Stock on any exchange.

In addition, the Company believes the Reverse Stock Split will make its Common Stock more attractive to a broader range of investors, as it believes that the current market price of the Common Stock may prevent certain institutional investors, professional investors and other members of the investing public from purchasing stock.  Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers.  Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.  The Company believes that the Reverse Stock Split will make the Common Stock a more attractive and cost effective investment for many investors, which in turn would enhance the liquidity of the holders of Common Stock.

Reducing the number of outstanding shares of the Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of the Common Stock.  However, other factors, such as the results of clinical development of the Company’s product candidates, its financial results, general market conditions and the market perception of the Company, may adversely affect the market price of the Common Stock.  As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of the Common Stock will increase following the Reverse Stock Split or that the market price of the Company’s Common Stock will not decrease in the future.  Additionally, the Company cannot assure you that the market price per share of its Common Stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of Common Stock outstanding before the Reverse Stock Split.  Accordingly, the total market capitalization of the Company’s Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Procedure for Implementing the Reverse Stock Split

The Reverse Stock Split would become effective on the date and at the time stated (the “Effective Time”) in the certificate of amendment to our Articles of Incorporation that would be filed with the Secretary of State of Nevada. The exact timing of the filing of the certificate of amendment that will effect the Reverse Stock Split will be determined by our Board of Directors based on its evaluation as to when such action will be the most advantageous to the Company and our shareholders. In addition, our Board of Directors reserves the right, notwithstanding shareholder approval and without further action by the shareholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing the amendment to the Company’s Articles of Incorporation, our Board of Directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our shareholders to proceed with the Reverse Stock Split. If a certificate of amendment effecting the Reverse Stock Split has not been filed with the Secretary of State of the State of Nevada within one year after the 2013 Annual Meeting, our Board of Directors will abandon the Reverse Stock Split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the Reverse Stock Split determined by our Board of Directors, a minimum of two and a maximum of twenty-five shares of existing common stock will be combined into one new share of common stock.  Based on [*] shares of common stock issued and outstanding as of the Record Date, immediately following the reverse split the Company would have approximately [*] shares of common stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 1-for-2, and [*] shares of common stock issued and outstanding (without giving effect to rounding for fractional shares) if the ratio for the reverse split is 1-for-25. Any other ratio selected within such range would result in a number of shares of common stock issued and outstanding following the transaction between [*] and [*] shares.

The actual number of shares issued after giving effect to the Reverse Stock Split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by our Board of Directors.

The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any shareholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split will be rounded up to the next whole number. In addition, the Reverse Stock Split will not affect any shareholder’s proportionate voting power (subject to the treatment of fractional shares).

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The Reverse Stock Split may result in some shareholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, our common stock will have new Committee on Uniform Securities Identification Procedures (CUSIP) numbers, which is a number used to identify our equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below. After the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended.  Unless we simultaneously list our common stock on NASDAQ or another exchange, bid and ask prices for our common stock will continue to be quoted on the OTC Bulletin Board under the symbol “TNXP” although the OTC Bulletin Board will add the letter “D” to the end of the trading symbol for a period of 20 trading days after the effective time to indicate that a reverse stock split has occurred. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” as described by Rule 13e-3 under the Exchange Act.

After the effective time of the Reverse Stock Split, the post-split market price of our common stock may be less than the pre-split price multiplied by the Reverse Stock Split ratio. In addition, a reduction in number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock.

Authorized Shares of Common Stock

The Reverse Stock Split will not change the number of authorized shares of the Company’s common stock under the Company’s Articles of Incorporation. Because the number of issued and outstanding shares of common stock will decrease, the number of shares of common stock remaining available for issuance will increase. Under our Articles of Incorporation, as amended, our authorized capital stock consists of 150,000,000 shares of common stock, par value $0.001, and 5,000,000 shares of preferred stock, par value $0.001. Except for the conversion of outstanding convertible securities (which conversion would be at the option of the respective holders), the Company does not currently have any plans, proposal or arrangement to issue any of its authorized but unissued shares of common stock.

By increasing the number of authorized but unissued shares of common stock, the Reverse Stock Split could, under certain circumstances, have an anti-takeover effect, although this is not the intent of the Board of Directors. For example, it may be possible for the Board of Directors to delay or impede a takeover or transfer of control of the Company by causing such additional authorized but unissued shares to be issued to holders who might side with the Board of Directors in opposing a takeover bid that the Board of Directors determines is not in the best interests of the Company or its shareholders. The Reverse Stock Split therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts the reverse split may limit the opportunity for the Company’s shareholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The Reverse Stock Split may have the effect of permitting the Company’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that shareholders may wish to make if they are dissatisfied with the conduct of the Company’s business. However, the Board of Directors is not aware of any attempt to take control of the Company and the Board of Directors has not approved the Reverse Stock Split with the intent that it be utilized as a type of anti-takeover device.

Beneficial Holders of Common Stock (i.e. shareholders who hold in street name)

Upon the implementation of the Reverse Stock Split, we intend to treat shares held by shareholders through a bank, broker, custodian or other nominee in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split. Shareholders who hold shares of our common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. shareholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of our registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent.  These shareholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Shareholders who hold shares electronically in book-entry form with the transfer agent will not need to take action (the exchange will be automatic) to receive whole shares of post-Reverse Stock Split common stock, subject to adjustment for treatment of fractional shares.

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Holders of Certificated Shares of Common Stock

Shareholders holding shares of our common stock in certificated form will be sent a transmittal letter by our transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a shareholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-Reverse Stock Split common stock (the “New Certificates”).  No New Certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent.  No shareholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Shareholders will then receive a New Certificate(s) representing the number of whole shares of common stock that they are entitled as a result of the Reverse Stock Split, subject to the treatment of fractional shares described below. Until surrendered, we will deem outstanding Old Certificates held by shareholders to be cancelled and only to represent the number of whole shares of post-Reverse Stock Split common stock to which these shareholders are entitled, subject to the treatment of fractional shares. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

The Company expects that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates.  No service charges will be payable by holders of shares of Common Stock in connection with the exchange of certificates.  All of such expenses will be borne by the Company.

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

The Company does not currently intend to issue fractional shares in connection with the Reverse Stock Split. Therefore, the Company does not expect to issue certificates representing fractional shares. The Board of Directors will have the discretionary authority to determine whether to arrange for the disposition of fractional interests by shareholders entitled thereto, to pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, or to entitle shareholders to receive from the Company’s transfer agent, in lieu of any fractional share, the number of shares rounded up to the next whole number.

If the Board of Directors determines to arrange for the disposition of fractional interests by shareholders entitled thereto or to pay in cash the fair value of fractions of a share as of the time when those entitled to receive such fractions are determined, shareholders who would otherwise hold fractional shares because the number of shares of common stock they hold before the Reverse Stock Split is not evenly divisible by the ratio ultimately selected by the Board of Directors will be entitled to receive cash (without interest or deduction) in lieu of such fractional shares from either: (i) the Company, upon receipt by the transfer agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, upon due surrender of any certificate previously representing a fractional share, in an amount equal to such holder's fractional share based upon the volume weighted average price of the common stock as reported on The NASDAQ Capital Market, or other principal market of the common stock, as applicable, as of the date the Reverse Stock Split is effected; or (ii) the transfer agent, upon receipt by the transfer agent of a properly completed and duly executed transmittal letter and, where shares are held in certificated form, the surrender of all old certificate(s), in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by the transfer agent of all fractional shares otherwise issuable. If the Board of Directors determines to dispose of fractional interests pursuant to clause (ii) above, the Company expects that the transfer agent would conduct the sale in an orderly fashion at a reasonable pace and that it may take several days to sell all of the aggregated fractional shares of common stock. In this event, such holders would be entitled to an amount equal to their pro rata share of the proceeds of such sale. The Company will be responsible for any brokerage fees or commissions related to the transfer agent's open market sales of shares that would otherwise be fractional shares.

The ownership of a fractional share interest following the Reverse Stock Split will not give the holder any voting, dividend or other rights, except to receive the cash payment, or, if the Board of Directors so determines, to receive the number of shares rounded up to the next whole number, as described above.

Shareholders should be aware that, under the escheat laws of various jurisdictions, sums due for fractional interests that are not timely claimed after the effective time of the Reverse Stock Split may be required to be paid to the designated agent for each such jurisdiction, unless correspondence has been received by the Company or the transfer agent concerning ownership of such funds within the time permitted in such jurisdiction. Thereafter, if applicable, shareholders otherwise entitled to receive such funds, but who do not receive them due to, for example, their failure to timely comply with the transfer agent's instructions, will have to seek to obtain such funds directly from the state to which they were paid.

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Effect of the Reverse Stock Split on Employee Plans, Options, Restricted Stock Awards and Units, Warrants, and Convertible or Exchangeable Securities

Based upon the Reverse Stock Split ratio determined by the Board of Directors, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise, exchange or conversion, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares deliverable upon settlement or vesting of restricted stock awards will be similarly adjusted, subject to our treatment of fractional shares. The number of shares reserved for issuance pursuant to these securities will be proportionately based upon the Reverse Stock Split ratio determined by the Board of Directors, subject to our treatment of fractional shares.

Accounting Matters

The amendment to the Company’s Articles of Incorporation will not affect the par value of our common stock per share, which will remain $0.001 par value per share. As a result, as of the Effective Time, the stated capital attributable to common stock and the additional paid-in capital account on our balance sheet will not change due to the Reverse Stock Split. Reported per share net income or loss will be higher because there will be fewer shares of common stock outstanding.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of our common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect of our common stock (a “U.S. holder”). A trust may also be a U.S. holder if (1) a U.S. court is able to exercise primary supervision over administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (2) it has a valid election in place to be treated as a U.S. person.  An estate whose income is subject to U.S. federal income taxation regardless of its source may also be a U.S. holder. This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment).

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement.  Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

PLEASE CONSULT YOUR OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT IN YOUR PARTICULAR CIRCUMSTANCES UNDER THE INTERNAL REVENUE CODE AND THE LAWS OF ANY OTHER TAXING JURISDICTION.

U.S. Holders

The Reverse Stock Split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, a shareholder generally will not recognize gain or loss on the Reverse Stock Split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse stock split shares. The aggregate tax basis of the post-split shares received will be equal to the aggregate tax basis of the pre-split shares exchanged therefore (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-split shares received will include the holding period of the pre-split shares exchanged. A holder of the pre-split shares who receives cash will generally recognize gain or loss equal to the difference between the portion of the tax basis of the pre-split shares allocated to the fractional share interest and the cash received. Such gain or loss will be a capital gain or loss and will be short term if the pre-split shares were held for one year or less and long term if held more than one year. No gain or loss will be recognized by us as a result of the Reverse Stock Split.

Recommendation

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE REVERSE STOCK SPLIT

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PROPOSAL NO. 4

APPROVAL OF THE TONIX PHARMACEUTICALS HOLDING CORP.

2012 AMENDED AND RESTATED INCENTIVE STOCK OPTION PLAN

The Board of Directors has approved, subject to shareholder approval at the Annual Meeting, the Tonix Pharmaceuticals Holding Corp.’s 2012 Amended and Restated Incentive Stock Option Plan (the "2012 Plan").

The following is a summary of principal features of the 2012 Plan. The summary, however, does not purport to be a complete description of all the provisions of the 2012 Plan. A copy of the Plan is attached hereto as Appendix B. The primary change to the 2012 Plan from the initial version is that the initial version authorized the Company to issue up to 4,000,000 shares of Common Stock, which has been increased to 11,000,000 in the 2012 Plan.

The purpose of our 2012 Plan is to provide an incentive to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship and to stimulate an active interest of such persons into our development and financial success. The 2012 Plan permits the grant of the following types of incentive awards:

•	Incentive stock options;
•	Non-qualified stock options;
•	Shares of Common Stock; and
•	Restricted stock purchase offers.

The 2012 Plan has a term of 10 years, commencing on the date of the 2012 Plan was initially approved by the Board of Directors..

The 2012 Plan is administered by our Board of Directors or the Compensation Committee of the Company's Board, or such other committee of the Board that is designated by the Board to administer the 2012 Plan, composed of not less than two members of the Board all of whom are disinterested persons, as contemplated by Rule 16b-3 under the Exchange Act. Our Compensation Committee makes recommendations to the Board of Directors on grants from the 2012 Plan.

Subject to the terms of the 2012 Plan, the Board of Directors as administrator has the sole discretion to select the directors, officers, employees, consultants and advisors who will receive awards, determine the terms and conditions of the awards, and interpret the provisions of the 2012 Plan and outstanding awards. Our Board of Directors generally may amend or terminate the 2012 Plan at any time and for any reason, except that no amendment, suspension, or termination may impair the rights of any participant without his or her consent, and except that approval of our shareholders is required for any amendment which:

•	Increases the number of shares of Common Stock subject to the 2012 Plan;
•	Decreases the price at which grants may be granted;
•	Materially increases the benefits to participants; or
•	Changes the class of persons eligible to receive grants under the 2012 Plan.

Subject to the foregoing, our 2012 Plan’s administrator also has authority to amend outstanding awards prospectively or retrospectively, but no such amendment shall impair the rights of any participant without such participant’s consent.

The number of shares of our common stock initially reserved for issuance under the 2012 Plan was 4,000,000, which was later amended to 11,000,000, subject to shareholder approval.  If any award under the 2012 Plan is cancelled prior to its exercise or vesting in full, or if the number of shares subject to an award is reduced for any reason, the shares of our stock that are no longer subject to such award will be returned to the available pool of shares reserved for issuance under the 2012 Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended from time to time (the “Code”).

Federal Income Tax Consequences

The following is a summary of the principal U.S. federal income tax consequences generally applicable to awards under the 2012 Plan. This summary does not purport to consider all of the possible U.S. federal tax consequences of the awards and is not intended to reflect the particular tax position of any award recipient. This summary is based upon the U.S. federal tax laws and regulations now in effect and as currently interpreted and does not take into account possible changes in such tax laws or such interpretations, any of which may be applied retroactively. Award recipients are strongly advised to consult their own tax advisors for additional information.

Grant of an Option.  The grant of an option is not expected to result in any taxable income for the recipient as of the date of the grant, except that in the event non-statutory options are granted with an exercise price lower than the then-current fair market value of the common stock, the difference between the exercise price and the then-current fair market value may be treated as deferred compensation income recognized as of the date the non-statutory options are granted.

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Exercise of Incentive Stock Option.  The holder of an incentive stock option generally will have no taxable income upon exercising the option (except that a tax liability may arise pursuant to the alternative minimum tax), and the Company will not be entitled to a tax deduction.

Exercise of Nonqualified Stock Option.  Generally, subject to Code Section 409A, upon exercising a nonqualified stock option, the award recipient must recognize ordinary income equal to the excess of the fair market value of the shares of common stock acquired on the date of exercise over the exercise price. The income will be treated as compensation income subject to payroll and withholding tax obligations. The Company would be entitled to a compensation deduction in the amount of income recognized by the award recipient.

Disposition of Shares Acquired Through an Option.  The tax consequence to a holder of an option upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an incentive stock option or by exercising a nonqualified stock option.

Generally, the disposition of shares which were acquired by exercise of an incentive stock option will be taxable as long-term capital gain or loss if the award recipient disposes of the shares more than two years after the option was granted and at least one year after exercising the option. If the award recipient fails to satisfy the holding period requirements for treatment as an incentive stock option, a disposition will result in any gain being treated as compensation income subject to ordinary tax rates. If the award recipient is still an employee of the Company at the time of the disposition, the amount of gain treated as compensation will also be subject to payroll and withholding taxes.

If an award recipient disposes of shares acquired through the exercise of a nonqualified option, any gain or loss will be treated as a capital gain or loss. To the extent such shares have been held for at least one year after exercise of the nonqualified option, the gain or loss will be treated as long-term capital gain or loss.

Generally, there will be no tax consequence to the Company in connection with the disposition of shares acquired under an option, except that the Company may be entitled to a tax deduction in the case of the disposition of shares acquired under an incentive stock option before the applicable incentive stock option holding periods set forth in the Code have been satisfied.

The grant by the Board of other stock-based awards may have varying tax consequences to award recipients. Grants made pursuant to the 2012 Plan may be subject to Code Section 409A and plan administration may have to conform to Code Section 409A. Failure to comply with Code Section 409A, if applicable, will result in acceleration of income and imposition of penalties and interest to award recipients.

Application of Section 16 of the Securities Exchange Act of 1934.   Special rules may apply in the case of individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of a stock option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, are determined as of the end of such period.

Delivery of Shares to Satisfy Tax Obligation.  Under the 2012 Plan, participants may deliver shares of common stock (either shares received upon the receipt or exercise of the award or shares previously owned by the holder of the option) to the Company to satisfy federal and state tax obligations unless the Board provides to the contrary in the award agreement.

New Plan Benefits

Future awards under the 2012 Plan to our non-employee directors, executive officers and employees are made at the discretion of the Board of Directors. At this time, therefore, the benefits that may be received by our executive officers and other employees cannot be determined, and we have not included a table reflecting such benefits and awards.

Required Vote

Approval of the 2012 Plan requires the receipt of the affirmative vote of the holders of a majority of the shares of the Company's common stock present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 4:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE TONIX PHARMACEUTICALS HOLDING CORP. 2012 AMENDED AND RESTATED INCENTIVE STOCK OPTION

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PROPOSAL NO. 5

ADVISORY VOTE ON THE APPROVAL OF EXECUTIVE COMPENSATION

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and Section 14A of the Exchange Act entitle the Company’s shareholders to have the opportunity to cast a non-binding advisory vote regarding the approval of the compensation disclosed in this Proxy Statement of the Company’s executive officers who are named in the Summary Compensation Table herein (the “Named Executive Officers”). The Company has disclosed the compensation of the Named Executive Officers pursuant to rules adopted by the SEC.

The Company believes that its executive compensation programs are designed to (1) motivate and retain executive officers, (2) reward the achievement of the Company’s short-term and long-term performance goals, (3) establish an appropriate relationship between executive pay and short-term and long-term performance, and (4) align executive officers' interests with those of the Company’s shareholders. Under these programs, the Company’s executive officers are rewarded for the achievement of goals established by the Compensation Committee and the realization of increased shareholder value. The Compensation Committee is responsible for reviewing the compensation programs for Synergy's executive officers to ensure they achieve the desired goals of aligning Synergy's executive compensation structure with Synergy's shareholders' interests and current market practices.

The Company is asking shareholders to indicate their support for the compensation of the Company’s Named Executive Officers as disclosed herein. This proposal, commonly known as a "say-on-pay" proposal, gives the Company’s shareholders the opportunity to express their views on the Company’s executive compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the Company’s Named Executive Officers and the philosophy, policies and practices described in this proxy statement. Accordingly, the Company asks its shareholders to vote "FOR" the following resolution at the Annual Meeting:

"RESOLVED, that the compensation paid to the Company’s Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2013 Annual Meeting of Shareholders pursuant to Item 402 of Regulation S-K, including the compensation table, other executive compensation tables and related narrative disclosures, is hereby APPROVED."

The say-on-pay vote is advisory, and therefore not binding on the Company, the Compensation Committee or the Company’s Board of Directors. The Company’s Board of Directors and Compensation Committee value the opinions of shareholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this proxy statement, the Company will consider shareholders' concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 5:

THE BOARD RECOMMENDS A VOTE FOR APPROVAL OF THE COMPENSATION DISCLOSED IN THIS PROXY STATEMENT OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THIS PROXY STATEMENT.

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PROPOSAL NO. 6

ADVISORY VOTE ON THE FREQUENCY OF HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Dodd-Frank Act requires the Company’s shareholders to have the opportunity to cast a non-binding advisory vote regarding how frequently the Company should seek from its shareholders a non-binding advisory vote (similar to Proposal 5 above) on the compensation disclosed in the Company’s proxy statement of its Named Executive Officers. The Company has included this proposal among the items to be considered at the Annual Meeting pursuant to the requirements of Section 14A of the Exchange Act.  By voting on this frequency proposal, shareholders may indicate whether they would prefer that the advisory vote on the compensation of the Company’s Named Executive Officers occur every one, two or three years. Shareholders may also abstain from voting on the proposal. Accordingly, the following resolution is submitted for an advisory shareholder vote at the Annual Meeting:

RESOLVED, that the highest number of votes cast by the shareholders of Tonix Pharmaceuticals Holding Corp. for the option set forth below shall be the preferred frequency of the Company’s shareholders for holding an advisory vote on the compensation of the Company’s executive officers who are named in the Summary Compensation Table of the Company’s Proxy Statement:

•	every year;
•	every two years; or
•	every three years.

The Board of Directors has determined that an advisory vote by the Company’s shareholders on executive compensation that occurs every three years is the most appropriate alternative for the Company. In formulating its conclusion, the Board of Directors considered that, because the Company’s compensation program for executive officers is not complex, a shareholder advisory vote every three years should be sufficient to permit our shareholders to express their views about our compensation program. Also, the Board of Directors believes that the success of the Company’s executive compensation program should be judged over a period of time that is longer than one year.

You may cast your vote on your preferred voting frequency by choosing the option of one year, two years or three years when you vote in response to this proposal, and you may also abstain from voting on the proposal. Your vote on this proposal is not a vote to approve or disapprove of the Board’s recommendation but rather is a vote to select one of the options described in the preceding sentence. The option of one year, two years or three years that receives the highest number of votes cast by shareholders will be the frequency of the advisory vote on executive compensation that has been recommended by the shareholders. However, because this vote is advisory and not binding on either the Board of Directors or the Company, the Board of Directors may subsequently decide that it is in the best interests of the Company and its shareholders to hold an advisory vote on executive compensation that differs in frequency from the option that received the highest number of votes from the Company’s shareholders at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 6:

THE BOARD RECOMMENDS THAT YOU VOTE FOR A THREE-YEAR FREQUENCY FOR HOLDING AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of March 21, 2013:

•	by each person who is known by us to beneficially own more than 5% of our common stock;
•	by each of our officers and directors; and
•	by all of our officers and directors as a group.

Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o Tonix Pharmaceuticals Holding Corp., 509 Madison Avenue, Suite 306, New York New York 10022.

NAME OF OWNER	TITLE OF CLASS	NUMBER OF SHARES OWNED (1)		PERCENTAGE OF COMMON STOCK (2)
Seth Lederman	Common Stock	9,742,282	(3)	20.96%
Leland Gershell	Common Stock	329,167	(4)	*
Bruce Daugherty	Common Stock	633,335	(5)	1.45%
Stuart Davidson	Common Stock	1,904,956	(6)	4.37%
Patrick Grace	Common Stock	197,573	(7)	*
Donald Landry	Common Stock	2,000,199	(8)	4.57%
Ernest Mario	Common Stock	1,730,413	(9)	3.97%
Charles Mather IV	Common Stock	327,236	(10)	*
John Rhodes	Common Stock	1,718,603	(11)	3.92%
Samuel Saks	Common Stock	566,668	(12)	1.30%
Officers and Directors as a Group (10 persons)	Common Stock	17,115,491	(13)	34.83%

Lederman & Co., LLC (14)	Common Stock	5,782,558	(15)	12.77%

Eli Lederman (16)	Common Stock	2,727,810	(17)	6.27%

Technology Partners Fund VIII, LP (18)	Common Stock	4,515,266	(19)	9.99%

* Denotes less than 1%

(1) Beneficial Ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of March 21, 2013 are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2) Percentage based upon 43,182,599 shares of common stock issued and outstanding as of March 21, 2013.

(3) Includes 233,333 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days, 3,692,558 shares of common stock and 2,090,000 shares of common stock underlying warrants owned by Lederman & Co, 649,138 shares of common stock and 486,666 shares of common stock underlying warrants owned by L&L, 1,179,424 shares of common stock and 165,000 shares of common stock underlying warrants owned by Targent, 83,333 shares of common stock and 166,666 shares of common stock underlying warrants owned by Leder Laboratories, Inc. and 83,333 shares of common stock and 166,666 shares of common stock underlying warrants owned by Starling Pharmaceuticals, Inc. Seth Lederman, as the Managing Member of Lederman & Co and Targent, the Manager of L&L and the Chairman of Leder Laboratories, Inc. and Starling Pharmaceuticals, Inc., has investment and voting control over the shares held by these entities.

(4) Includes 166,667 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days and 100,000 shares of common stock underlying warrants.

(5) Includes 133,334 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days and 333,334 shares of common stock underlying warrants.

(6) Includes 66,667 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days, 1,324,049 shares of common stock and 383,334 shares of common stock underlying warrants owned by Lysander, LLC and 130,906 shares owned by Oystercatcher Trust. Stuart Davidson, as the Member of Lysander, LLC and Trustee of Oystercatcher Trust, has investment and voting control over the shares held by these entities.

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(7) Includes 66,667 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days.

(8) Includes 66,667 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days, 649,138 shares of common stock and 486,666 shares of common stock underlying warrants owned by L&L. Donald Landry, as a Member of L&L, has investment and voting control over the shares held by this entity.

(9) Includes 66,667 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days and 383,334 shares of common stock underlying warrants.

(10) Includes 66,667 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days and 110,000 shares of common stock underlying warrants.

(11) Includes 66,667 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days and 550,000 shares of common stock underlying warrants.

(12) Includes 66,667 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days and 333,334 shares of common stock underlying warrants.

(13) Includes 1,000,003 shares of common stock underlying options which are currently exercisable or become exercisable within 60 days, 3,692,558 shares of common stock and 2,090,000 shares of common stock underlying warrants owned by Lederman & Co, 649,138 shares of common stock and 486,666 shares of common stock underlying warrants owned by L&L, 1,179,424 shares of common stock and 165,000 shares of common stock underlying warrants owned by Targent, 83,333 shares of common stock and 166,666 shares of common stock underlying warrants owned by Leder Laboratories, Inc., 83,333 shares of common stock and 166,666 shares of common stock underlying warrants owned by Starling Pharmaceuticals, Inc., 1,324,049 shares of common stock and 383,334 shares of common stock underlying warrants owned by Lysander, LLC, 130,906 shares owned by Oystercatcher Trust and 1,835,002 shares of common stock underlying warrants owned directly by the executive officers and directors.

(14) Seth Lederman, our President and Chief Executive Officer, has investment and voting control over the shares held by this entity. The mailing address for this entity is 245 E. 93 rd St. 14E, New York, New York 10128.

(15) Includes 2,090,000 shares of common stock underlying warrants.

(16) The mailing address for this beneficial owner is Malt House Cottage, Hurley, Berkshire, SL6 5LT, United Kingdom.

(17) Includes 300,000 shares of common stock underlying warrants.

(18) The mailing address for this beneficial owner is 100 Shoreline Highway, Suite 282-B, Mill Valley, California 94941. Sheila Mutter and Roger Quy are the managing members of TP Management VIII, LLC, the general partner of Technology Partners Fund VIII, LP and have voting and investment power over the securities owned by it.

(19) Based upon a Schedule 13G filed with the SEC on February 19, 2013. Includes 2,015,266 shares of common stock underlying warrants and represents the maximum beneficial ownership percentage pursuant to exercise limitations contained within warrants owned by this beneficial owner.

26

INFORMATION ABOUT THE EXECUTIVE OFFICERS

The executive officers are elected by our Board of Directors and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers. The current executive officers of the Company are as follows:

NAME	AGE	OFFICES HELD
Seth Lederman	55	President, CEO and Chairman of the Board of Directors
Leland Gershell	40	Chief Financial Officer
Bruce Daugherty	55	Senior Director of Drug Development, Controller and Secretary

Biographical information about Dr. Lederman is provided in “Proposal No. 1 - Election of Directors”.

Leland Gershell, MD PhD became our Chief Financial Officer on April 1, 2012 and our Treasurer in November 2012. From May 2011 to December 2011, Dr. Gershell was Managing Director and Senior Analyst at Madison Williams and Company, where he was responsible for equity research coverage of specialty pharmaceutical and biotechnology companies. From April 2010 to October 2010, Dr. Gershell was Senior Analyst at Favus Institutional Research, where he was responsible for issuing research reports on a variety of healthcare companies to institutional investors. From October 2008 to October 2009, Dr. Gershell was Senior Analyst at Apothecary Capital, a healthcare investment firm. From November 2004 to September 2008, Dr. Gershell was an equity research analyst at Cowen and Company, most recently as Vice President, where he was responsible for the equity research coverage of small and middle capitalization biotechnology companies. Dr. Gershell earned his M.D. and Ph.D. in Organic Chemistry from Columbia University and his B.A. magna cum laude in Chemistry and Asian Studies from Dartmouth College. Dr. Gershell is an inventor on Columbia’s patents for SAHA/vorinostat, which is marketed by Merck as Zolinza® and is the first histone deacetylase (HDAC) inhibitor to receive FDA approval.

Bruce Daugherty, PhD became our Senior Director of Drug Development and Controller on April 1, 2012 and our Secretary in November 2012. Since January 2009, Dr. Daugherty has worked as a consultant to academia and biotechnology companies in drug discovery/development and licensing through his consulting company, LeClair Pharma Consulting, LLC. Dr. Daugherty was a consultant to our company between November 2011 and March 2012. In 2009, Dr. Daugherty was employed at Assumption College in Mendham, New Jersey, where he was a lecturer in Biology for freshman students. From 1987 to 2008, Dr. Daugherty was employed at Merck & Co., where he was a scientist in drug discovery and development. Dr. Daugherty earned his MBA from Emory University’s Goizueta Business School, his PhD in Molecular Genetics and Microbiology from UMDNJ-Robert Wood Johnson Medical School, his MS in Zoology from Rutgers University and his BA in Biology from Washington University in St. Louis.

Involvement in Certain Legal Proceedings

Our directors and executive officers have not been involved in any of the following events during the past ten years:

1.	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

2.	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

3.	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

4.	being found by a court of competent jurisdiction in a civil action, the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

5.	being subject of, or a party to, any Federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any Federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

6.	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

27

EXECUTIVE COMPENSATION

The following table provides certain summary information concerning compensation awarded to, earned by or paid to our Chief Executive Officer, the two highest paid executive officers and up to two other highest paid individuals whose total annual salary and bonus exceeded $100,000 for fiscal years 2012 and 2011.

Name & Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)		Total ($)
Seth Lederman (1)	2012	-	-	-	822,715	-	-	279,750	(2)	1,102,465
Chief Executive Officer	2011	-	-	-	-	-	-	300,750	(2)	300,750

Leland Gershell (3)	2012	138,542	-	-	587,654	-	-	-		726,196
Chief Financial Officer

Bruce Daugherty (4)	2012	110,833	-	-	470,123	-	-	-		580,956
Senior Director of Drug Development

Benjamin Selzer (5)	2012	192,708	-	-	-	-	-	-		192,708
Chief Operating Officer

David J. Moss (6)	2011	-	-	-	-	-	-	-		-
Chief Executive Officer

Rhonda Rosen (7)		160,104								160,104
Chief Financial Officer	2011	140,463	-	-	-	-	-	-		140,463

Susan Oliver (8)	2011	113,249	-	-	-	-	-	-		113,249
Secretary

(1)	Dr. Lederman became our President and Chief Executive Officer on October 7, 2011. His compensation reflects payments made to him either through Tonix or Tonix Sub.
(2)	Represents $40,000 and $96,000 of consulting fees paid to L&L, $239,750 and $198,750 of consulting fees paid to Lederman & Co and $0 and $6,000 of director fees paid for the years ended December 31, 2012 and 2011, respectively.
(3)	Dr. Gershell became our Chief Financial Officer on April 1, 2012 and our Treasurer in November 2012.
(4)	Dr. Daugherty became our Senior Director of Drug Development and Controller on April 1, 2012 and our Secretary in November 2012
(5)	Mr. Selzer became our Chief Operating Officer in October 2011 and our interim Chief Financial Officer, Secretary and Treasurer in February 2012. Mr. Selzer resigned as our interim Chief Financial Officer on April 1, 2012. Mr. Selzer was terminated effective October 26, 2012.
(6)	Mr. Moss become our Chief Executive Officer on November 22, 2010 and resigned effective October 7, 2011.
(7)	Ms. Rosen become our Chief Financial Officer on October 7, 2011. Her compensation reflects payments made to her either through Tonix or Tonix Sub. Ms. Rosen was terminated effective February 16, 2012.
(8)	Ms. Oliver was terminated effective October 20, 2011.

28

Option/SAR Grants in Fiscal Year Ended December 31, 2012

Name	Grant Date	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Share)	Grant Date Fair Value of Stock and Option Awards ($)
Seth Lederman	5/9/2012	700,000	$1.50	$822,715

Leland Gershell	5/9/2012	500,000	$1.50	$587,654

Bruce Daugherty	5/9/2012	400,000	$1.50	$470,123

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information for the named executive officers regarding the number of shares subject to both exercisable and unexercisable stock options, as well as the exercise prices and expiration dates thereof, as of December 31, 2012.

Name	Number of Securities underlying Unexercised Options (#) Exercisable	Number of Securities underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($/Sh)	Option Expiration Date

Seth Lederman	-	700,000	$1.50	5/9/2022

Leland Gershell	-	500,000	$1.50	5/9/2022

Bruce Daugherty	-	400,000	$1.50	5/9/2022

Equity Compensation Plan Information

Plan category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted- average exercise price of outstanding options (b)	Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,000,000	$1.50	1,000,000
Equity compensation plans not approved by security holders	-	-	-
Total	3,000,000	$1.50	1,000,000

Employment Contracts and Termination of Employment and Change-In-Control Arrangements

Employment Agreement with Leland Gershell

Effective April 1, 2012, we entered into an employment agreement (the “Gershell Agreement”) with Dr. Gershell to serve as Chief Financial Officer. The base salary under the Gershell Agreement is $175,000 per annum, which shall increase to $325,000 per annum upon our consummation of an equity sale of securities in excess of $20 million (the “Gershell Threshold”). The Gershell Agreement provides for at-will employment and can be terminated at any time by either party, provided, however, that if we terminate Dr. Gershell for any reason other than cause (as defined in the Gershell Agreement), then Dr. Gershell shall be entitled to six weeks of severance, which severance payment shall increase to six months if such termination occurs after the Gershell Threshold. In addition, Dr. Gershell is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with its policies established and in effect from time to time.

29

Employment Agreement with Bruce Daugherty

Effective April 1, 2012, we entered into an employment agreement (the “Daugherty Agreement”) with Dr. Daugherty to serve as Senior Director of Drug Development. The base salary under the Daugherty Agreement is $140,000 per annum, which shall increase to $220,000 per annum upon our consummation of an equity sale of securities in excess of $20 million (the “Daugherty Threshold”). The Daugherty Agreement provides for at-will employment and can be terminated at any time by either party, provided, however, that if we terminate Dr. Daugherty for any reason other than cause (as defined in the Daugherty Agreement), then Dr. Daugherty shall be entitled to six weeks of severance, which severance payment shall increase to six months if such termination occurs after the Daugherty Threshold. In addition, Dr. Daugherty is entitled to participate in any and all benefit plans, from time to time, in effect for our employees, along with vacation, sick and holiday pay in accordance with its policies established and in effect from time to time.

Director Compensation

The following table sets forth summary information concerning the total compensation paid to our non-employee directors in 2012 for services to our company.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
Stuart Davidson	-	235,062	235,062
Patrick Grace	-	235,062	235,062
Donald Landry	-	235,062	235,062
Ernest Mario	-	235,062	235,062
Charles Mather IV	-	235,062	235,062
John Rhodes	-	235,062	235,062
Samuel Saks	-	235,062	235,062
Total:	-	1,645,434	1,645,434

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as disclosed below, during the last two fiscal years, there have been no transactions, or proposed transactions, which have materially affected or will materially affect us in which any director, executive officer or beneficial holder of more than 5% of the outstanding common, or any of their respective relatives, spouses, associates or affiliates, has had or will have any direct or material indirect interest. We have no policy regarding entering into transactions with affiliated parties.

On June 4, 2010, Tonix Sub entered into a consulting agreement with Lederman & Co, of which our Chairman, CEO and President Seth Lederman is the Managing Member. Pursuant to this agreement, Lederman & Co shall provide clinical development, strategic, management and operational consulting services. In exchange for its services, Tonix Sub shall pay Lederman & Co compensation of $250,000 per annum and issued to Lederman & Co 261,784 shares of its common stock, 20% of which vested on the date of the agreement and the remainder vesting in equal amounts on each of the first, second, third and fourth anniversaries of the date of the agreement. On August 1, 2011, the cash compensation was reduced to $127,000 per annum. On February 1, 2012, the cash compensation was increased to $250,000 per annum. Immediately prior to the Share Exchange, the unvested shares of common stock vested.

On June 4, 2010, Tonix Sub entered into a technology transfer and assignment agreement with Lederman & Co. Pursuant to this agreement, Lederman & Co transferred intellectual property rights related to isometheptene mucate to Tonix Sub. In exchange for the assignment of the intellectual property rights, Tonix Sub issued to Lederman & Co 1,308,921 shares of its common stock.

On June 4, 2010, Tonix Sub entered into a consulting agreement with L&L, of which our Chairman, CEO and President Seth Lederman is the Manager. Pursuant to this agreement, L&L shall provide scientific and medical consulting services. In exchange for its services, Tonix Sub shall pay L&L compensation of $96,000 per annum, or such greater amount as the Board may designate from time to time, and issued to L&L 1,026,194 shares of its common stock, 25% of which vested on the date of the agreement and the remainder vesting in equal amounts on each of the first, second and third anniversaries of the date of the agreement. Immediately prior to the Share Exchange, the unvested shares of common stock vested.

30

PROPOSALS OF SHAREHOLDERS FOR THE 2014 ANNUAL MEETING

If you want to submit a proposal for inclusion in our proxy statement for the 2014 Annual Meeting of shareholders, you may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).   To be eligible for inclusion, shareholder proposals (other than nominees for directors) must be received at the Company’s principal executive office, at the following address: 509 Madison Avenue, Suite 306, New York, New York 10022, Attention: Secretary, no later than [*], 2013 (120 days before the anniversary of this year’s mailing date).

Under Rule 14a-4 promulgated under the Exchange Act, if a proponent of a proposal that is not intended to be included in the proxy statement fails to notify us of such proposal at least 45 days prior to the anniversary of the mailing date of the preceding year’s proxy statement, then we will be allowed to use our discretionary voting authority under proxies solicited by us when the proposal is raised at such Annual Meeting of shareholders, without any discussion of the matter in the proxy statement. We were not notified of any shareholder proposals to be addressed at our Annual Meeting, and will therefore be allowed to use our discretionary voting authority if any shareholder proposals are raised at the Annual Meeting.

In addition, our Amended and Restated Bylaws contain an advance notice provision that requires that all business proposed by a shareholder that will be conducted or considered at a meeting must meet notice requirements. For business to be properly submitted by a shareholder for a vote at an Annual Meeting, the shareholder must (i) be a shareholder of record as of the record date for the meeting, (ii) be entitled to vote at the meeting, and (iii) have given timely notice in writing of the proposal to be submitted by the shareholder for a vote. The shareholder’s notice must be delivered to the Secretary at the Company’s principal executive office. To be timely, a shareholder’s notice must be received by the Secretary at least 60 calendar days before the date corresponding to the date for the annual meeting in the preceding year, and no more than 90 calendar days before that date; provided, however, if the date of the annual meeting is changed by more than 30 calendar days from the date corresponding to the date of the preceding year’s Annual Meeting, or if we did not hold an annual meeting in the preceding year, then the shareholder’s notice will be considered timely if it is received by the Secretary at least (a) 60 calendar days before the date for the annual meeting to be held or 10 calendar days following the date on which public announcement of the date for the annual meeting is first made by the Company, and (b) no more than 90 calendar days before the date for the Annual Meeting.

A shareholder’s notice to the Secretary must set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a description in reasonable detail of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Company’s books, of the shareholder proposing such business and of the beneficial owner, if any, on whose behalf the proposal is made, (iii) such information regarding each director nominee or each matter of business to be proposed by such shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the U. S. Securities and Exchange Commission, or the SEC, had the nominee been nominated, or intended to be nominated, or the matter been proposed, or intended to be proposed by the Company’s Board of Directors; (iv) if applicable, the consent of each nominee to be named in the proxy statement and to serve as director of the Company if so elected; (v) the class and number of shares of the Company that are owned beneficially and of record by the shareholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (vi) any material interest of such shareholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the Annual Meeting other than as set forth above. If other matters properly come before the shareholders at the meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/ SETH LEDERMAN

Seth Lederman

Chief Executive Officer and Chairman of the Board of Directors

New York, New York

[*], 2013

31

PROXY

TONIX PHARMACEUTICALS HOLDING CORP.

PROXY FOR ANNUAL MEETING TO BE HELD ON [*], 2013
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints SETH LEDERMAN and LELAND GERSHELL and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual Meeting of Stockholders (the “Meeting”) to be held on [*], 2013, at 10:00 a.m., local time, at the offices of Sichenzia Ross Friedman Ference LLP at 61 Broadway, 32nd Floor, New York, New York 10006 or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder’s decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

In their discretion, the Proxies are authorized to vote upon any other matter that may properly come before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR THE PROPOSALS LISTED ON THE REVERSE SIDE.

IMPORTANT—This Proxy must be signed and dated on the reverse side.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held [*], 2013.

This Proxy Statement and our 2012 Annual Report on Form 10-K are available at: ________________.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 – 5

AND A VOTE OF 3 YEARS FOR PROPOSAL 6

1.	Election of Directors

Nominees:

01 Seth Lederman	02 Stuart Davidson	03 Patrick Grace	04 Donald W. Landry
05 Ernest Mario	06 Charles E. Mather IV	07 John Rhodes	08 Samuel Saks

☐	FOR ALL
☐	WITHHOLD ALL
☐	FOR ALL, EXCEPT AS NOTED BELOW

____________________________________________

(Except nominee(s) written above)

2.	Proposal to ratify the appointment of EisnerAmpher LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	Proposal to grant discretionary authority to the Company’s board of directors to (A) amend the Articles of Incorporation of the Corporation to effect one or more consolidations of the issued and outstanding shares of common stock, pursuant to which the shares of common stock would be combined and reclassified into one share of common stock at a ratio within the range from 1-for-2 up to 1-for-25 (the “Reverse Stock Split”) and (B) determine whether to arrange for the disposition of fractional interests by shareholder entitled thereto, to pay in cash the fair value of fractions of a share of common stock as of the time when those entitled to receive such fractions are determined, or to entitle shareholder to receive from the Corporation's transfer agent, in lieu of any fractional share, the number of shares of common stock rounded up to the next whole number, provided that, (X) that the Corporation shall not effect Reverse Stock Splits that, in the aggregate, exceeds 1-for-25, and (Y) any Reverse Stock Split is completed no later than the first anniversary of the date of the annual meeting of shareholder.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	Proposal to approve the Tonix Pharmaceuticals Holding Corp. 2012 Amended and Restated Incentive Stock Option Plan, which increased the number of shares of the Company’s common stock reserved for issuance from 4,000,000 to 11,000,000.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	Proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers.

☐ FOR	☐ AGAINST	☐ ABSTAIN

6.	Proposal to recommend, on an advisory basis, the frequency with which the Company should conduct future shareholder advisory votes on named executive officer compensation.

☐ 1 YEAR	☐ 2 YEARS	☐ 3 YEARS	☐ ABSTAIN

If you plan to attend the Annual Meeting please mark this box ☐

Dated: ______________________________________, 2013

Signature _______________________________________

Name (printed)___________________________________

Title __________________________________________

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

  CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET Vote Your Proxy on the Internet: Go to www.cesvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:

Call 1 (888) 693-8683

Use any touch-tone telephone to
vote your proxy. Have your proxy
card available when you call.
Follow the voting instructions to
vote your shares.

MAIL Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

Appendix A

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

1. Name of corporation:

Tonix Pharmaceuticals Holding Corp.

2. The articles have been amended as follows (provide article numbers, if available):

The articles of incorporation of the Corporation is hereby amended by the addition of the following paragraph at the end of Article IV:

Effective as of [*] a.m., Nevada time on [*], 201[*], every [*] ([*]) shares of common stock of the Corporation then issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined, converted and changed into one (1) share of common stock of the Corporation (the “Reverse Stock Split”); provided, however, that the number of shares of authorized common stock and the number of shares of preferred stock authorized pursuant to this Article IV shall not be altered. No fractional shares shall be issued upon the Reverse Stock Split. All shares of common stock (including fractions thereof) issuable upon the Reverse Stock Split to a given holder shall be aggregated for purposes of determining whether the Reverse Stock Split would result in the issuance of any fractional share. If, after the aforementioned aggregation, the Reverse Stock Split would result in the issuance of a fraction of a share of common stock, the Corporation shall, in lieu of issuing any such fractional share, [round such fractional share up to the nearest whole share/ be entitled to receive a cash payment in an amount equal to the fraction to which the shareholder would otherwise be entitled multiplied by the closing price of the common stock, as reported by the OTC Bulletin Board, on the last trading day prior to the effective date of the Reverse Stock Split (or if such price is not available, the average of the last bid and asked prices of the Common Stock on such day or other price determined by the Corporation’s Board of Directors)].”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: ___%.

4. Effective date of filing (optional):

5. Officer Signature (required):	/s/Seth Lederman
Seth Lederman, Chief Executive Officer

Appendix B

TONIX PHARMACEUTICALS HOLDING CORP.

2012 AMENDED AND RESTATED INCENTIVE STOCK OPTION PLAN

The Tonix Pharmaceuticals Holding Corp. 2012 Amended and Restated Incentive Stock Option Plan (the "Plan") is designed to retain directors, executives and selected employees and consultants and reward them for individual performance that contributes to the success of the Company. These objectives are accomplished by issuing Options to purchase Stock in the Company under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

1.	Definitions.

(a)	"Board" - The Board of Directors of the Company.

(b)	"Code" - The Internal Revenue Code of 1986, as amended from time to time.

(c)	"Committee" - The Compensation Committee of the Company's Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board whom are disinterested persons, as contemplated by Rule 16b-3 ("Rule 16b-3") promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

(d)	"Company" – TONIX PHARMACEUTICALS HOLDING CORP. and its subsidiaries including subsidiaries of subsidiaries.

(e)	"Exchange Act" - The Securities Exchange Act of 1934, as amended from time to time.

(f)	"Fair Market Value" - The fair market value of the Company's issued and outstanding Stock as determined in good faith by the Board or Committee.

(g)	"Grant" - The grant of any form of stock option to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

(h)	"Grant Agreement" - An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

(i)	"Option" - Either an Incentive Stock Option, in accordance with Section 422 of the Code, or a Nonstatutory Option, to purchase the Company's Stock that may be awarded to a Participant under the Plan. A Participant who receives an award of an Option shall be referred to as an "Optionee."

(j)	"Participant" - A director, officer, employee or consultant of the Company to whom an Award has been made under the Plan.

(k)	"Securities Act" - The Securities Act of 1933, as amended from time to time.

(l)	"Stock" - Authorized and issued or unissued shares of common stock of the Company.

2.	Administration. The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code, or Nonstatutory Options; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan's administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder.

3.	Eligibility.

(a)	General: The persons who shall be eligible to receive Grants shall be directors, officers, employees or consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option. Any issuance of a Grant to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Exchange Act shall comply with the requirements of Rule 16b-3.

(b)	Incentive Stock Options: Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company. Payment of a director's fee shall not be sufficient to constitute employment by the Company.

The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, with respect to shares of Stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.

(c)	Nonstatutory Option: The provisions of the foregoing Section 3(b) shall not apply to any Option designated as a "Nonstatutory Option" or which sets forth the intention of the parties that the Option be a Nonstatutory Option.

4.	Stock.
(a)	Authorized Stock: Stock subject to Grants may be either unissued or reacquired Stock.

(b)	Number of Shares: Subject to adjustment as provided in Section 5(i) of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options or purchased indirectly through exercise of Options granted under the Plan shall not exceed Eleven Million (11,000,000). If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

(c)	Reservation of Shares: The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

(d) Application of Funds: The proceeds received by the Company from the issuance of Stock pursuant to the exercise of Options will be used for general corporate purposes.

(e)	No Obligation to Exercise: The issuance of a Grant shall impose no obligation upon the Participant to exercise any rights under such Grant.

5.	Terms and Conditions of Options. Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. The form of Incentive Stock Option Agreement attached hereto as Exhibit A and the three forms of a Nonstatutory Stock Option Agreement for employees, for directors and for consultants, attached hereto as Exhibit B-1, Exhibit B-2 and Exhibit B-3, respectively, shall be deemed to be approved by the Board. Option agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

(a)	Number of Shares: Each Option shall state the number of shares to which it pertains.

(b)	Exercise Price: Each Option shall state the exercise price, which shall be determined as follows:
(i)	Any Incentive Stock Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company ("Ten Percent Holder") shall have an exercise price of no less than 110% of the Fair Market Value of the Stock as of the date of grant; and

(ii)	Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than 100% of the Fair Market Value of the Stock as of the date of grant.

For the purposes of this Section 5(b), the Fair Market Value shall be as determined by the Board in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such Stock, the Fair Market Value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market, the NASDAQ Capital Market or the NYSE MKT) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

(c)	Medium and Time of Payment: The exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or certified check made payable to the Company. The Company will not issue any Stock pursuant to the exercise of Options prior to payment being received in full for such Options.

(d)	Term and Exercise of Options: Any Option granted to an employee of the Company shall become exercisable over a period of no longer than five (5) years. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of five (5) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

Each Option shall be exercisable by rounding up to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.

(e)	Termination of Status as Employee, Consultant or Director: If Optionee's status as an employee shall terminate for any reason other than Optionee's disability or death, then Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Optionee's Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, within 10 days after such termination (or, in the event of "termination for good cause" as that term is defined in Nevada case law related thereto, or by the terms of the Plan or the Option Agreement or an employment agreement, the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option).

With respect to Nonstatutory Options granted to employees, directors or consultants, the Board may specify such period for exercise, not less than 10 days (except that in the case of "termination for cause" or removal of a director), the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option, following termination of employment or services as the Board deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without cause.

(f)	Disability of Optionee: If an Optionee is disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the three (3) month period set forth in Section 5(e) shall be a period, as determined by the Board and set forth in the Option, of not less than six months nor more than one year after such termination.

(g)	Death of Optionee: If an Optionee dies while employed by, engaged as a consultant to, or serving as a director of the Company, the portion of such Optionee's Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board and set forth in the Option, of not less than six (6) months nor more than one (1) year after Optionee's death, which period shall not be more, in the case of a Nonstatutory Option, than the period for exercise following termination of employment or services, or (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee's death and not previously exercised by the Optionee.

(h)	Nontransferability of Option: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

(i)	Recapitalization: Subject to any required action of shareholders, the number of shares of Stock covered by each outstanding Option, and the exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration" by the Company.

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), except as provided in the following paragraph, any Option granted hereunder shall terminate, but, provided that the Optionee shall have the right ten (10) days prior to any such Reorganization to exercise his Option in whole or in part whether or not the vesting requirements set forth in the stock option agreement have been satisfied..

If the shareholders of the Company receive capital stock of another corporation (“Exchange Stock”) in exchange for their Common Shares in any Reorganization, all options granted hereunder shall terminate in accordance with the provision of the preceeding paragraph unless the Directors and the corporation issuing the Exchange Stock in their sole and arbitrary discretion and subject to any required action by the shareholders of the Company and such corporation, agree that all such Options granted hereunder are converted into options to purchase shares of Exchange Stock. The amount and price of such options shall be determined by adjusting the amount and price of the Options granted hereunder in the same proportion as used for determining the number of shares of Exchange Stock the holders of the Common Shares receive in such merger, consolidation, acquisition of property or stock, separation or reorganization. The vesting schedule set forth in the stock option agreement shall continue to apply to the options granted for the Exchange Stock.

Subject to any required action of shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.

In the event of a change in the Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section 5(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The Grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

(j)	Rights as a Shareholder: An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 5(i) hereof.

(k)	Modification, Acceleration, Extension, and Renewal of Options: Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422 of the Code and applicable state securities laws. Notwithstanding the provisions of this Section 5(k), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

(l)	Other Provisions: The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange Act, applicable state securities laws, Nevada corporation law, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.

6.	Investment Intent. All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Rule 701 thereunder. Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

7.	Amendment, Modification, Suspension or Discontinuance of the Plan. The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan and (ii) available for Incentive Stock Options and Nonstatutory Options ; (b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.

8.	Section 409A of the Code. Notwithstanding any other provision of the Plan, no stock option granted under the Plan shall have any terms or features (including, without limitation, terms or features relating to the time of or events triggering vesting, method of exercise or payment of withholding tax, method of settlement, form and timing of consideration payable in settlement, or deferral or other elections), whether at the time of grant or subsequent to the time of grant, that would cause the stock option to be nonqualified deferred compensation that fails to comply with, or be exempt from, the requirements under Section 409A of the Code and the guidance and regulations issued thereunder. Moreover, notwithstanding any other provision of the Plan, no action may be taken by the Committee or the Board under or in respect of the Plan (including, without limitation, Plan amendments under Paragraph 7 or adjustments under Paragraph 5) that would cause the Plan or any stock option granted under the Plan to be a nonqualified deferred compensation plan that fails to comply with the requirements of Section 409A of the Code and the guidance and regulations issued thereunder. Notwithstanding the foregoing, in no event shall the Company or any Committee member be liable for any adverse tax consequences if the Plan or any award shall fail to comply with, or be exempt from, the requirements under Section 409A of the Code and the guidance and regulations issued thereunder.

9.	Tax Withholding. The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Options or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

10.	Availability of Information. During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.

11.	Notice. Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief personnel officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer.

12.	Indemnification of Board. In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

13.	Governing Law. The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of Nevada and construed accordingly.

14.	Effective and Termination Dates. The Plan shall become effective on the date it is approved by the holders of a majority of the shares of Stock then outstanding. The Plan shall terminate ten years later, subject to earlier termination by the Board pursuant to Section 7.

The foregoing amended and restated Plan (consisting of 10 pages, including this page) was duly adopted and approved by the Board of Directors on February 12, 2013.

TONIX PHARMACEUTICALS HOLDING CORP.,
a Nevada corporation

By:
Seth Lederman
Its:	Chief Executive Officer